Note 4 - Earnings Per Share	12 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Earnings Per Share [Text Block]
4.
   EARNINGS PER SHARE

Basic and dilutive net earnings (loss) per share is computed based on the following information:

	Year Ended March 31
	2017	2016
Basic
Net earnings (loss)	$(2,678,684)	$294,000
Weighted average common shares	6,851,944	6,799,444
Dilutive
Net earnings (loss)	$(2,678,684)	$294,000
Weighted average common shares and common share equivalents	6,851,944	6,799,444